Exhibit 10.1
                               UNOCAL CORPORATION

                            NONQUALIFIED STOCK OPTION
                   UNDER THE LONG-TERM INCENTIVE PLAN OF 2004

                                 Award Document


UNOCAL CORPORATION (hereinafter called the "Company") hereby grants to ____________ (hereinafter called the "Option Holder"), and the Option Holder hereby accepts, the option to purchase shares of the Common Stock, $1.00 par value, of the Company (hereinafter "shares") during the Option Period (the "Option") subject to the Long Term Incentive Plan of 2004, as amended (the "Plan") subject to the following terms and conditions:

A.   Amount And Term Of Option

1. The exercise price is $_____________ per share, subject to adjustment as contemplated by Section 12 of the Plan and paragraphs B.8 and C.3 below.

2. The Option Period shall be TEN (10) years, commencing with the date this Option is granted. This Option is a Nonqualified Stock Option. The date of grant is ______________.

3. The total number of shares which may be purchased pursuant to this Option shall be ________________, subject to adjustment as contemplated by Section 12 of the Plan and paragraphs B.8 and C.3 below. This Option shall become vested and exercisable in accordance with the following schedule: 1/3 of the shares shall become vested and exercisable on or after one year from the date of grant. 2/3 of the shares shall become vested and exercisable on or after two years from the date of grant. 100% of the shares shall become vested and exercisable on or after three years from the date of grant.

The Option Holder must be employed by the Company or a subsidiary as of each of the above dates for the incremental portion of this Option to become vested and exercisable.

B.   Non-Transferability And Lapse Of Option/Termination of Employment

1. Except as otherwise expressly authorized by the Management Development and Compensation Committee of the Board (the "Committee"), this Option shall not be transferable by the Option Holder except by beneficiary designation, will or the laws of descent and distribution and shall be exercisable during the Option Holder's lifetime only by the Option Holder, or Option Holder's guardian or legal representative, except as the Committee may hereafter expressly permit pursuant to Section 11(e) of the Plan. The foregoing restrictions shall not apply to transfers pursuant to Section 11(e) of the Plan. The foregoing restrictions shall not apply to transfers pursuant to a court order, including, but not limited to any domestic relations order.

2. For purposes of this Option, the employment of the Option Holder shall be deemed to continue uninterrupted in the event that during the Option Period the Option Holder is on authorized sick leave or such other leave as is approved by the Committee.

3. This Option may be exercised during the Option Period for the number of shares Option Holder was entitled to purchase on the date of his or her termination of employment if the Option Holder terminates employment under the following circumstances:

     a. Because of retirement at or after attaining age 65;

     b. Because of "early retirement" at the convenience of the Company. "Early retirement" shall mean that, on the date of termination of employment, the Option Holder is at least 55 years of age and has at least 5 years of vesting service under the Unocal Retirement Plan or would have 5 years of vesting service if he or she had been employed by Union Oil Company of California on the day

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     prior  to  termination  of  employment.  The  determination  that an  early retirement is "at the convenience of the Company" shall be made at the sole discretion of the Committee;

     c. Because of total disability (as defined in the Unocal Medical Plan) or death.

4. If the employment of the Option Holder by the Company or any of its subsidiaries terminates within the Option Period at the convenience of the Company, such determination to be made by the Committee in its sole discretion, and not because of voluntary resignation or inadequate performance, then Option Holder shall have the right to exercise this Option for not more than the number of shares (subject to adjustment as provided in paragraphs C.1 and C.2 of this Option and the Plan) which Option Holder became vested and exercisable under this Option on the date of such termination of employment. Such exercise right shall lapse and this Option shall terminate on the earlier of the third anniversary of that date or the end of the Option Period.

5. If the Option Holder has a "Termination of Employment," as defined in the Unocal Retirement Plan following a Change of Control, as defined below, or dies after a Change of Control during the Option Period while still employed by the Company or any of its subsidiaries without having fully exercised this Option, this Option shall become immediately exercisable and may be exercised within the Option Period.

6. If the Option Holder's employment with the Company and/or a subsidiary terminates other than in the circumstances described in paragraph B.3, B.4 or B.5 above, this Option shall lapse and terminate as of the date of such termination of employment.

7. The Committee may at its sole discretion elect to reinstitute any lapsed Options upon the rehire of a terminated Option Holder.

8. If any Option or other right to acquire Stock hereunder is not exercised prior to or in connection with (i) a dissolution of the Company, or (ii) a merger, reorganization, consolidation or similar event that the Company does not survive, or (iii) a merger, reorganization, consolidation or similar event approved by the Board (as constituted and acting prior to the event), the Committee may provide that the Option or right will terminate, subject to any provision that has been expressly made by the Board (as so constituted) or by the Committee pursuant to paragraph C.4 through a plan of reorganization or otherwise for the survival, assumption, exchange or other settlement of the Option or right.

C.   Adjustments To Option Shares

In addition to adjustments authorized by Section 12 of the Plan:

1. If the shares then subject to this Option are split, including a split in the form of a dividend payable in such shares, then the number of shares then subject to this Option (and the number of shares reserved for issuance pursuant thereto) shall be increased, and the exercise price decreased, proportionately, without any change in the aggregate purchase price thereof.

2. If the shares then subject to this Option are the subject of a reverse stock split, then the number of shares then subject to this Option (and the number of shares reserved for issuance thereafter pursuant thereto) shall be decreased, and the exercise price increased, proportionately, without any change in the aggregate purchase price thereof.

3. Subject to paragraph B.8 if the outstanding shares of the Company of the class then subject to this Option shall be changed into or exchanged for a different number or class of shares of stock of the Company or of another entity, whether through reorganization, recapitalization, split-up, spin off, combination of shares, merger or consolidation, then there shall be, in such manner and to such extent (if any) as the Committee deems appropriate in the circumstances, substituted for each such share then subject to this Option (and for each share reserved for issuance pursuant thereto), the number and class of shares of stock or other securities, cash or property (or combination thereof) into which each such outstanding share of the Company shall be so changed or exchanged, all without any change in the aggregate purchase price for the shares then subject to this Option.

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D.   Manner of Exercise

1. This Option may be exercised from time to time, in accordance with its terms, by written notice thereof signed by the Option Holder and delivered to the Secretary of the Company at its head office in the City of El Segundo, State of California. Such notice shall state the number of shares being purchased, be accompanied by payment of the full option price for such number of shares and payment for any applicable withholding tax (unless otherwise provided for). Payment may be in the form of cash or shares of the common stock of the Company (provided the shares have been owned at least six (6) months, if originally acquired from the Company). Additionally, this Option may be exercised in accordance with such other arrangements, including "cashless" exercise procedures, as are approved from time to time by the Board or the Committee. To the extent exercisable, an Option shall be exercisable for all or a part of whole shares, but not as to any fractional interest. Exercise of an Option held by a deceased
     Option Holder shall be by the person, persons, trust or trusts duly designated by the Option Holder in a form approved by the Company or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the benefits specified in this Agreement and under the Plan in the event of the Option Holder's death, and shall mean the Option Holder's executor or administrator if no other such person or entity is designated or authorized to act under the circumstances.

2. The issuance of shares upon the exercise of this Option and subsequent transfer thereof shall be subject to all applicable laws, rules and regulations with respect to the issuance and sale of such shares, and to such approvals by governmental agencies as may be required.

3. The Option Holder shall be entitled to the privileges of stock ownership only as to such shares as are issued or delivered hereunder and subject to any limitation under paragraph D.2 above.

4. Upon or (to the extent necessary in the circumstances to enable the Option Holder, subject to payment or permitted offset of the exercise price and any applicable withholding taxes, to exercise the Option or otherwise realize the benefits of the Option with respect to the underlying shares in the same manner as available to the common stockholders generally as a result of the event) immediately prior to but subject to a "Change in Control" (as such term is defined below), each Option will become immediately exercisable. As used herein, "Change in Control" means any of the following:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (a), the following acquisitions shall not constitute a Change of
     Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any entity pursuant to a transaction that satisfies the conditions of clauses (i),
     (ii) and (iii) of paragraph (c) of this Section D.4.

     (b) Individuals who, as of May 21, 2001, constituted the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to May 21, 2001 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, except that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered a member of the Incumbent Board.

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     (c)  Consummation of a  reorganization,  merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination:

          (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to the Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (or, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (a "resulting parent")) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,

          (ii) no Person (excluding any resulting entity or resulting parent in such Business Combination or any employee benefit plan (or related trust) of the Company or such resulting entity or resulting parent) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination; and

          (iii) at least a majority of the members of the board of directors of the resulting entity from such Business Combination or resulting parent were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

For purposes of this paragraph (c), "entity" means any corporation, limited liability company, partnership or any other statutorily recognized business organization or entity that is similar to a statutory corporation and that can be merged into or combined with a statutory corporation.

     (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, the Board may deem "consummation of" an event to include a period of time immediately prior to or contemporaneous with the event to enable the Holder to exercise the Award or otherwise realize the benefits of the Award with respect to the underlying shares in the same manner as available to the common stockholders generally as a result of the event, but subject to the occurrence of a Change of Control, and, in the case of an Option, subject to the payment or any permitted offset of the exercise price and any applicable withholding taxes.

E.   Miscellaneous

1. This Option is granted pursuant to the Plan and is subject to all of the terms and provisions of the Plan.

2. The Option Holder agrees during employment to devote Option Holder's entire work time, energy and skills to the service and interests of the Company or such subsidiary, to promote its interest, and to act in accord with the applicable policies of the Company and its subsidiaries.

3. Neither the Award nor any action taken pursuant to it shall be construed as giving any right to Option Holder to be retained in the employee of Company or any Subsidiary.

4. Notwithstanding any other provision hereof, in the event of a public tender for all or any portion of the stock of the Company or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for shareholder approval, the Committee may in its sole discretion declare previously granted options to be immediately vested and exercisable.

5. The headings of this Agreement are solely for convenience and shall not be given any effect in interpreting this Agreement.

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6.   This  Agreement  may be  executed in two  counterparts  each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, The Company has granted this Option, at El Segundo, California effective on ______________, which date is the date of grant of this Option.

                  UNOCAL CORPORATION

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